UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2019

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Wells Fargo & Company (the “Company”) held its annual meeting of shareholders on April 23, 2019 (the “Annual Meeting”). At the Annual Meeting, shareholders approved the Company’s Amended and Restated Long-Term Incentive Compensation Plan (“LTICP”) which, among other things, increases the number of shares of the Company’s common stock available for awards under the LTICP by an additional 200 million shares and provides that, subject to the share limitations within the LTICP, awards may be granted under the LTICP through the tenth anniversary of the Annual Meeting.

A description of the material terms and conditions of the LTICP appears on pages 116-123 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 13, 2019 (as supplemented on April 2, 2019, the “Proxy Statement”). The description, a copy of which is filed as Exhibit 10(a) hereto, is incorporated herein by reference. The description of the LTICP incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the LTICP, which is attached as Exhibit 10(b) to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on April 23, 2019. At the Annual Meeting, shareholders elected all 12 of the directors nominated by the Company’s Board of Directors as each director received a greater number of votes cast for his or her election than votes cast against his or her election as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Proxy Statement; approved the LTICP; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019. The shareholders did not approve the two shareholder proposals presented at the Annual Meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
John D. Baker II	3,389,427,750	95.84%	147,044,212	15,961,172	451,651,794
Celeste A. Clark	3,483,483,717	98.44%	55,087,772	13,862,894	451,650,544
Theodore F. Craver, Jr.	3,474,269,076	98.24%	62,175,206	15,990,102	451,650,544
Elizabeth A. Duke	3,366,177,140	95.10%	173,588,229	12,667,764	451,651,794
Wayne M. Hewett	3,465,890,388	98.00%	70,841,380	15,702,615	451,650,544
Donald M. James	3,396,210,652	96.04%	140,121,570	16,100,911	451,651,794
Maria R. Morris	3,467,822,432	98.01%	70,307,851	14,304,101	451,650,544
Juan A. Pujadas	3,470,251,414	98.10%	67,146,310	15,036,659	451,650,544
James H. Quigley	3,409,368,500	96.40%	127,209,529	15,855,103	451,651,794
Ronald L. Sargent	3,446,622,027	97.47%	89,498,390	16,313,966	451,650,544
C. Allen Parker	3,478,167,973	98.43%	55,482,195	18,782,965	451,651,794
Suzanne M. Vautrinot	3,453,462,693	97.60%	84,993,633	13,978,057	451,650,544

[1]	Votes cast for the director nominee as a percentage of total votes cast for and against.

Advisory Resolution to Approve Executive Compensation

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,262,030,893	91.83%	269,687,945	20,709,457	451,656,632

Approve the Company’s Amended and Restated Long-Term Incentive Compensation Plan

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,374,575,358	94.99%	158,686,139	19,165,899	451,657,532

Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2019

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,850,513,048	96.16%	141,738,271	11,833,608	0

[2]	Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
759,734,680	21.39%	2,762,140,397	30,551,968	451,657,882

Shareholder Proposal – Report on Global Median Gender Pay Gap

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
765,423,502	21.55%	2,617,122,828	169,880,715	451,657,882

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10(a)	Description of Amended and Restated Long-Term Incentive Compensation Plan, filed herewith

10(b)	Amended and Restated Long-Term Incentive Compensation Plan, filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 26, 2019	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Executive Vice President and Secretary

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